UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
             ------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934
                         DATE OF REPORT: AUGUST 10, 2000

                           PROFESSIONAL BANCORP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                       0-11223                95-3701137
      ------------                       -------                ----------
     (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)


                      606 BROADWAY, SANTA MONICA, CA 90401
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 458-1521
                                                            ---------------
ITEM 5.  OTHER ITEMS
         -----------
           On August 7, 2000, Professional Bancorp, Inc. (the "Company") announced through the attached press release that the Company has agreed in principle to terms of a transaction under which it and its wholly owned subsidiary First Professional Bank, N.A. are to be acquired by First Community Bancorp.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Professional Bancorp, Inc.


Dated:  August 10, 2000                By:    /s/ Larry Patapoff
                                           ----------------------------------
                                             Larry Patapoff
                                             Senior Vice-President
                                             and Chief Financial Officer

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PRESS RELEASE
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First Community Bancorp                       Professional Bancorp
(NASDAQ: FCBP)                                (AMEX: MDB)
PO Box 2388
6110 El Tordo                                 606 Broadway
Rancho Santa Fe, CA  92067                    Santa Monica, California 90401
Contact:    James A. Boyce                    Contact:   Gene F. Gaines
            President and                                President and
              Chief Executive Officer                    Chief Executive Officer
Phone:          858.756.7077                  Phone:     310.458.1521
Fax:            858.756.5797                  Fax:       310.458.4508


FOR IMMEDIATE RELEASE

                  FIRST COMMUNITY BANCORP ANNOUNCES ACQUISITION
                             OF PROFESSIONAL BANCORP

August 7, 2000

           Rancho Santa Fe, California . . . First Community Bancorp ("First Community") and Professional Bancorp, Inc. ("Professional") announced on August 7, 2000 that they had signed a definitive agreement under which First Community will acquire Professional and its wholly-owned subsidiary, First Professional Bank, N.A. ("First Professional"). Under terms of the agreement, shareholders of Professional will receive either $8.00 in cash or 0.55 shares of First Community common stock for each share of Professional common stock. Professional shareholders will have the option to choose either cash or stock consideration. In the event that more than 50% of Professional shareholders choose common stock or cash, the consideration will be prorated such that the aggregate consideration received by shareholders of Professional will total approximately 559,000 shares of First Community common stock and approximately $8.1 million in cash. For Professional shareholders receiving stock, 0.55 shares of First Community common stock will be received for each share of Professional common stock, subject to certain limitations based on the trading price of First Community.

           As of June 30, 2000 Professional has $268 million in assets and has five branches in Santa Monica, Beverly Hills, Pasadena, Tarzana and Redlands. Professional focuses on serving the healthcare community. Gene Gaines, President and CEO of Professional, will join the Board of Directors of First Community.

           Jim Boyce, President and CEO of First Community, stated "First Community is excited about adding a banking hub in Los Angeles, especially one with a strong niche serving the healthcare industry. With First Community's expertise in the credit area and First Professional's market niche, there should be significant benefits to both organizations. We expect the acquisition to be accretive to earnings in 2001."

           Professional's Chairman and CEO, Gene Gaines, stated "Although First Professional is making good progress in correcting its credit problems, First Community Bancorp's offer should provide current shareholders with a better and quicker return on their investment and the opportunity to continue their involvement and support."

           Pro forma with Professional, First Community will have approximately $610 million in assets and three banking subsidiaries: Rancho Santa Fe National Bank, First Community Bank and First Professional Bank, N. A.. Rancho Santa Fe National Bank serves San Diego County with four branches. First Community serves the desert communities of the Coachella Valley and the Morongo Basin with six branches. First Professional serves west Los Angeles, Pasadena, Tarzana and Redlands with five branches.

                         MAJOR TERMS OF THE TRANSACTION

        Price per share                                  $8.00 per share
                                                         with a cash or
                                                         stock election.
                                                         This is expected
                                                         to be a 50/50 split.

        Aggregate value                                  $16.2 million

        Price to book (June 30)                          1.08 X

        Price to deposits                                6.5%

        Fixed exchange ratio within range:               0.55
                  Low end of collar ($12.325)
                  High end of collar ($16.675)
        Floating exchange ratio outside of collar

        Target closing date                              December 2000 (subject
                                                         to regulatory and
                                                         shareholder approval)

Market Makers

Brookstreet Securities, Pacific Crest Securities and Keefe, Bruyette and Woods have informed us that they intend to make a market in First Community Bancorp common stock.

Forward-Looking Statements

This press release includes forward-looking statements that involve inherent risks and uncertainties. First Community Bancorp, Rancho Santa Fe National Bank, First Community Bank of the Desert and Professional Bancorp Inc., First Professional Bank, N. A. caution readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include economic conditions and competition in the geographic and business areas in which First Community Bancorp, Rancho Santa Fe National Bank, First Community Bank of the Desert, Professional Bancorp Inc. and First Professional Bank, N. A. operate, inflation, fluctuations in interest rates, legislation and governmental regulation and the progress of integrating the operations of First Community Bancorp, Rancho Santa Fe National Bank, First Community Bank of the Desert, Professional Bancorp Inc. and First Professional Bank, N. A.